                                                                    EXHIBIT 24.1


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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

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         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products
International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                            /s/ Ignacio Aranguren-Castiello
                                          -----------------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 14th day of July, 1999.


                                           /s/  Alfred C. DeCrane, Jr.
                                        ---------------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 15th day of July, 1999.


                                           /s/  William C. Ferguson
                                        -------------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                            /s/ Guenther E. Greiner
                                          ---------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                            /s/ Ronald M. Gross
                                          ---------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 13th day of July, 1999.


                                            /s/  Richard G. Holder
                                        -------------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                          /s/  Bernard H. Kastory
                                        ----------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                            /s/  William S. Norman
                                          ---------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 21st day of July, 1999.


                                         /s/  Clifford B. Storms
                                        ---------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 12th day of July, 1999.


                                            /s/ Konrad Schlatter
                                          ---------------------------

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                                POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-3
                RELATING TO SHELF REGISTRATION OF DEBT SECURITIES

--------------------------------------------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that I, a director of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Marcia E. Doane and Cheryl K. Beebe, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of debt securities of the Company and any and all amendments (including post effective amendments) thereto including any filings under Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 20th day of July, 1999.


                                            /s/ Samuel C. Scott
                                          ---------------------------